Exhibit 10.60



                                Charles Town Races
              Post Office Box 551 Charles Town, West Virginia 25414
                        o 304-725-7001 Fax 304-725-6979






                                                    January 1997



West Virginia Lottery Commission
Mr. Richard Boyle
312 MacCorkle Avenue S.E.
P.O. Box 2067
Charleston, WV 25327

Dear Mr. Boyle:

         This will confirm our agreement that the proceeds from Video Lottery Terminals operated at Charles Town Races shall be distributed in accordance with
Section 29-22A-10 of the West Virginia Race Track Video Lottery Act.

                                                    Sincerely,

                                                    /s/ Jay Fortney
                                                    ----------------------------

                                                    Jay Fortney
                                                    President/General Manager
                                                    Charles Town Races

cc: Lois J. Graham


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                               Charles Town Races
              Post Office Box 551 Charles Town, West Virginia 25414
                        o 304-725-7001 Fax 304-725-6979





(1) The undersigned is the representative of a majority of the horse owners and trainers at Charles Town Races.

(2) The undersigned is the representative of a majority of the pari-mutuel clerks at Charles Town Races.

(3) The undersigned is the representative of a majority of the breeders at Charles Town Races.

(2) West Virginia Union of Mutuels Clerks, Local 553, service Employees International Union, AFL-CIO.


         By  /s/ Joseph G. Farrie                                   1/15/97
             ---------------------------------                      -------
               Joseph Farrie, Active President                       Date

         By  /s/  Faye D'Angelo                                    1/15/97
             ---------------------------------                     -------
               Faye D'Angelo, President Elect                        Date
               (Effective January 28, 1997)


         PNGI Charles Town Gaming Limited Liability Company

By:        /s/ Jay Fortney                                          3/24/97
           ------------------------------------                     -------
           Jay Fortney, President/General Manager                      Date


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